ENTERPRISE BANK & TRUST

TALENT · STRENGTH · PASSION

BREAN MURRAY CARRET & COMPANY
Small Cap Institutional Investor Conference

Kevin Eichner, CEO
Frank Sanfilippo, CFO

FORWARD LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local economic conditions, risks associated with rapid increase or decrease in prevailing interest rates and competition from banks and other financial institutions, as well as those risks described in Enterprise Financial's 2004 Annual Report or Form 10-K.

OUR BUSINESS MODEL

Enterprise Financial Services Corp is a high growth bank holding company in two lines of business, focused on private businesses and their owner families, currently operating in two urban markets.

MISSION

Our mission is to guide our clients to a lifetime of financial success.

VISION

Our vision is to build an exceptional company that clients value, shareholders prize and where our associates flourish.

We expect Enterprise to be one of the very highest performing growth companies in the industry.

LOCATING EFSC WITHIN A PEER GROUP

Enterprise is a rapidly emerging public company most properly benchmarked over time against companies like CoBiz, Private Bancorp, Boston Private and other high performing business banks with strong wealth management franchises.

CORPORATE HISTORY

1988 — FOUNDING

1997
- OPENED SO. CO. & ST. CHARLES UNITS
- PUBLIC OTC CO. STATUS

1998 — TRUST CO. FORMED

2000 — ENTERED KANSAS CITY MARKET WITH ACQUISITION OF COMMERCIAL GUARANTY BANCSHARES

2001 — EXIT MERCHANT BANKING BUSINESS.

2002 — NEW LEADERSHIP NAMED. EICHNER AS CEO, BENOIST AS BANK CEO

2003
- HEAVY RECRUITING OF NEW TALENT
- SALE OF S.E.KS BRANCHES

2004
- BEGIN INTRO TO INSTITUTIONAL INVESTORS
- WEALTH PRODUCT EXPANSION
- PREP FOR NATIONAL LISTING

2005
- NATIONAL NASDAQ LISTING
- INCLUSION IN RUSSELL INDEX
- MILLENNIUM ACQUISITION
- THIRD CONSECUTIVE YEAR OF RECORD EARNINGS

OVERVIEW: BANKING LINE OF BUSINESS

- **$1.3 billion of banking assets growing at 15% CAGR**
- **Diverse loan portfolio with business owners we know**
- **Sophisticated credit management with outstanding credit quality**
- **Exceptional core deposit base with 21% DDA and less than 10% brokered deposits**
- **Highly efficient, multi-faceted distribution system**
- **"Franchise Player" banking talent deployed in each market**

OVERVIEW: WEALTH MANAGEMENT LINE OF BUSINESS

- **Enterprise Trust has grown to $1.4 billion in assets in just seven years – one of fastest growing Trust companies in U.S.**
- **Outstanding talent with full complement of attorneys, CFA's, CPA's, and other professionals**
- **Family office for business owners and other high net worth individuals**
- **Non-proprietary, open architecture platform**
- **Powerful direct and wholesale distribution platforms**
- **LOB an excellent differentiator and now emerging as significant contributor to earnings lift**

ST. LOUIS MARKET



- St. Louis MSA is 18th largest in U.S. – Stable, diverse economic base
- A target-rich environment with nearly 60,000 privately held businesses
- 80,286 households with investible assets of $1 million or more
  (Source: Investment News 12/04)
- EFSC now largest and fastest growing billion dollar public bank holding company headquartered in St. Louis

KANSAS CITY MARKET



- Another rich private company market with over 48,000 businesses
- 54,316 households with investible assets of at least $1 million
- Enterprise K.C. has grown 4x in just five years to $225 million
- One of fastest growing banks in the market

EFSC STRATEGIC VALUE MATRIX

	BANKING	WEALTH MANAGEMENT
DIRECT	• St. Louis - $775 million loans • KC - $225 million loans • Future Markets (TBD)	• St. Louis Trust - $1.27 billion assets • KC Trust - $.140 billion assets
WHOLESALE	• TPA's, HSA's, financial advisors & other sources - $70 million (deposits)	Wealth Products Group (Millennium Brokerage): Recent life insurance acquisition expected to generate $8.8mm of fee income and $2.2 mm pre-tax in '06 (including amortization and interest expense)

*STRATEGIC INTENT: ORGANIC GROWTH MODEL 2005 THROUGH 2010**

Banking Business:
- 12-15% Annual Growth
- 3.95 – 4.05% NIM
- < .25% charge-offs

\+

Wealth Management Business:
- 20-25% Revenue CAGR
- 30-35% Earnings CAGR

→ **< 10% Average Annual Non-Interest Expense Growth Allowable**

→ **EPS Growth = 17-22% Thru Plan Horizon**

* Not intended as a forecast. Does not include effect of Millennium or other acquisitions.

*MILLENNIUM EFFECT**

- **Wealth Management revenue CAGR accelerates to 25-30%**
- **Wealth Management earnings CAGR accelerates to 60-65%**
- **Average noninterest expense increases from 10% to 11%**
- **Ratio of fee income to total revenues grows from 16.5% to 25-30%**
- **Significant new wholesale distribution platform for other trust/bank products**
- **Acquisition expected to be $.10 to $.14 accretive in 2006.**

***Not intended as forecast. Assumes Millennium performs at priority return levels.**

A LOOK AT THE NUMBERS

Frank Sanfilippo

CFO

SOLID YEAR OVER YEAR LOAN GROWTH



$
Portfolio loans at year-end in millions of dollars
1,100
1,000
900
800
700
600
603
680
784
899
1,002
'01
'02
'03
'04
'05
'05 Growth = 12%
3 year CAGR '02 -'05 = 14%

EXCELLENT CORE DEPOSIT GROWTH



$ Year-end deposits in millions of dollars
1,200
1,100
1,000
900
800
700
600
656
716
796
940
1,116
'05 Growth = 19%
3 year CAGR '02-'05 = 16%
'01
'02
'03
'04
'05

Note: Core deposits are 90% or more of totals shown

AN ENVIABLE DEPOSIT MIX

	'01	'02	'03	'04	'05
DDA	15%	18%	20%	21%	21%
NOW/MMA/ SAVINGS	53%	56%	55%	54%	53%
TIME DEPOSITS	26%	21%	20%	18%	20%
BROKERED/ NON-CORE	6%	5%	5%	7%	6%
TOTAL	100%	100%	100%	100%	100%

RISING NET INTEREST INCOME



$
In millions of dollars
50.0
45.0
40.0
35.0
30.0
25.0
20.0
28.8
30.9
32.7
36.7
44.6
'01
'02
'03
'04
'05
'05 Increase = 22%
3 year CAGR '02-'05 = 13%

OUTSTANDING ASSET QUALITY



%
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.21%
1.27%
1.35%
1.30%
1.30%
0.62%
0.57%
0.49%
0.20%
0.20%
0.14%
0.14%
0.22%
0.13%
0.02%
'01
'02
'03
'04
'05
Allowance for loan losses to total loans
Non-performing loans to loans
Net charge-offs to avg. loans

A HIGH GROWTH WEALTH MANAGEMENT BUSINESS



$ Gross revenue in millions of dollars
8.0
7.0
6.0
5.0
4.0
3.0
2.0
2.0
3.2
4.6
5.3
7.4
'01
'02
'03
'04
'05
'05 Growth = 40%
3 year CAGR '02-'05 = 32%

LEVERAGING WEALTH MANAGEMENT PROFITABILITY



$ In millions of dollars of pre-tax earnings
1.50
1.00
0.50
0.00
(0.50)
(1.00)
(1.50)
'01
'02
'03
'04
'05
(1.20)
(0.76)
(0.04)
0.70
1.14
'05 Increase = 63%
3 year CAGR '02-'05 = N/M

CONTROLLED NONINTEREST EXPENSE GROWTH

$ In millions of dollars



36.0
34.0
32.0
30.0
28.0
26.0
24.0
22.0
20.0
24.8
27.4
28.2
29.3
34.3
'01
'02
'03
'04
'05
'05 Increase = 17%
3 year CAGR '02-'05 = 8%

IMPROVING EFFICIENCY


Efficiency Ratio
95%
90%
85%
80%
75%
70%
65%
60%
55%
76%*
76%*
70%
67%
64%
'01
*Proforma
'02
*Proforma
'03
'04
'05

NET INCOME


$
In millions of dollars
12.0
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
2.7*
5.0
6.9
8.2
11.3
'05 Increase = 38%
3 year CAGR '02-'05 = 31%
'01
'02
'03
'04
'05
*Proforma

FULLY DILUTED EPS



$
In dollars
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
0.29*
0.52
0.70
0.82
1.05
'05 Increase = 28%
3 year CAGR '02 -'05 = 26%
'01
'02
'03
'04
'05
*Proforma

CAPITAL RATIOS

	12/31/04	12/31/05
Tier 1 Risk-based	9.94%	10.34%
Total Risk-based	11.19%	11.59%
Avg. Equity to Avg. Assets	6.62%	7.20%

Regulatory Capital Events:

- **Issued $10 million of Trust PFD 3Q '05**
- **Refinanced $11 million of Trust PFD in 4Q '04**
- **No additional equity capital anticipated in organic growth model**

SUMMARY

KEVIN EICHNER
PRESIDENT & CEO
ENTERPRISE FINANCIAL

The EFSC Value Proposition

- **Commercial vs. retail banking strategy**
- **High, sustainable growth – top and bottom line**
- **Increasingly diversified income streams**
- **Enviable core deposit base**
- **Exceptional asset quality**
- **Company at the early stage of its institutional investor life**
- **Seasoned management with strong track records**

The EFSC Value Proposition (cont.)

- **Stock positioned as a high growth, high performing winner in the small cap space**
- **Achieving significant lift in EPS driven by:**
  - **Strong core banking growth**
  - **Wealth Management net fee income**
  - **Noninterest expense control**
- **Driving excellent shareholder return with prospects for continued long term growth**
- **Newly listed NASDAQ national market stock trading with strong inside ownership and increasing institutional interest**

STOCK PRICE



Δ 145 % Increase Since Mid 2002
Δ 23% Increase in 2005
New Management Team Named
Δ 32% Increase in 2004
Millennium Acquired
National NASDAQ Listing
$26.00
$23.00
$20.00
$17.00
$14.00
$11.00
$8.00
7/1/02
12/31/02
12/31/03
12/31/04
7/1/05
10/19/05
12/30/05

MARKET DATA



200
180
160
140
120
100
80
Indexed Price
04/04
07/04
10/04
01/05
04/05
07/05
10/05
01/06
S&P 500
KBW Bank Index
EFSC

COMPANY INFORMATION

EFSC VS. BANKING INDUSTRY

EFSC is one of 18 publicly traded banks that meets these size, performance and asset quality metrics.*



18
Net Interest Margin > 3.50%
21
LTM NCOs/Average Loans < 0.25%
26
Projected EPS Growth > 15%
169
LTM ROAA > 0.85% & LTM ROAE > 12.00%
264
Assets > $1 Billion
1012
All Publicly Traded Banks

Note: Merger targets are excluded from all publicly traded banks.

Source: SNL Financial.

DISCUSSION